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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 June 20, 2001
               Date of Report (Date of earliest event reported)


                                EMACHINES, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)


           000-29715                                  94-3311182
    (Commission file number)            (I.R.S. employer identification no.)


                         14350 Myford Road, Suite 100
                           Irvine, California 92606
             (Address of principal executive offices and zip code)


                                (714) 481-2828
             (Registrant's telephone number, including area code)

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Item 5.  Other Events

     On June 20, 2001, at our annual meeting of stockholders, Wayne R.
Inouye, a member of our Board of Directors and our President and Chief Executive Officer, is expected to deliver the following remarks concerning our business. A copy of these remarks is attached as Exhibit 99.1 and is incorporated by reference into this Item 5.

Item 7.  Financial Statements and Exhibits.

Exhibit No.   Description
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Exhibit 99.1  Remarks by Mr. Inouye at eMachines' annual
              shareholder meeting dated June 20, 2001.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EMACHINES, INC.



Dated: June 20, 2001                     By:  /s/  Adam Andersen
                                             -----------------------------------
                                             Name:  Adam Andersen
                                             Title: Senior Vice President and
                                                    Chief Operating Officer


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                               INDEX TO EXHIBITS

Exhibit No.   Description
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Exhibit 99.1  Remarks by Mr. Inouye at eMachines' annual
              shareholder meeting dated June 20, 2001


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